UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 27, 2001


                            MAXUS REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                            00-13457             48-1339136
(State or Other Jurisdiction              (Commission           (IRS Employer
       of Incorporation)                  File Number)       Identification No.)

104 Armour Road, North Kansas City, MO                                   64116
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (816) 303-4500

Item 2. Acquisition or Disposition of Assets

     On September 27, 2001, Chalet I Acquisition, L.L.C., and Chalet II Acquisition, L.L.C., two newly formed, wholly-owned subsidiaries of the Registrant, acquired Chalet Apartments ("Chalet"), a 234-unit apartment complex located in Topeka, Kansas, from unrelated third parties, Garden Chalet I L.P., a Delaware limited partnership and Chalet II Associates, a Kansas general partnership. The purchase price was $7,750,000. The purchase price included the assumption of the existing loans and related mortgages and security instruments in favor of Eichler, Fayne & Associates whose interest has been assigned to Fannie Mae, one of which has a current outstanding balance of approximately $4,108,000, is due and payable on October 1, 2008, and bears interest at a rate of 6.59% and the second of which has a current outstanding balance of approximately $1,550,000, is due and payable on October 1, 2008, and bears interest at a rate of 6.535%. The net cash proceeds used by the Registrant to acquire Chalet was approximately $ 2,130,000.

     On September 28, 2001, Landings Acquisition, L.L.C., a newly formed, wholly- owned subsidiary of the Registrant, acquired Landings at Rock Creek (the "Landings"), a 154-unit apartment complex in Little Rock, Arkansas, from an unrelated third party, Waterton Rock, Limited, an Arkansas limited partnership. The acquisition price was $5,400,000. The purchase price included the assumption of the existing loan and related mortgage and security instruments in favor of Berkshire Mortgage Finance Limited Partnership with a current outstanding balance of approximately $3,839,000, which is due and payable on September 1, 2007, bears interest at a rate of 7.66% and is secured by a mortgage. The net cash proceeds used by the Registrant to acquire the Landings was approximately $1,486,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

     Pursuant to Item 7(a)(4), the Registrant declares that it is impractical to provide the required audited financial statements relative to the acquired real estate at the time this Form 8-K is filed. The Registrant intends to file such audited financial statements required by Item 7(a) within sixty (60) days after the date this Form 8-K is filed.

         (b)  Pro Forma Financial Information

     Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares that it is impractical to provide the pro forma financial information required by Item 7(b) relative to the acquired real estate at the time this Form 8-K is filed. The Registrant intends to file such pro forma financial information as required by
Item 7(b) within sixty (60) days after the date this Form 8-K is filed.

         (c)  Exhibits

                  10.1     Agreement for Purchase and Sale  dated  June 25, 2001
                           by  and  among  Garden  Chalet  I  L.P.,  Chalet   II
                           Associates and KelCor, Inc.

                  10.2 First Amendment to Agreement for Purchase and Sale dated July 27, 2001 by and among Garden Chalet I L.P., Chalet II Associates and KelCor, Inc.

                  10.3 Second Amendment to Agreement for Purchase and Sale dated August 10, 2001 by and among Garden Chalet I L.P., Chalet II Associates and KelCor, Inc.

                  10.4 Third Amendment to Agreement for Purchase and Sale dated August 30, 2001 by and among Garden Chalet I L.P., Chalet II Associates and KelCor, Inc.

                  10.5 Fourth Amendment to Agreement for Purchase and Sale dated September 10, 2001 by and among Garden Chalet I L.P., Chalet II Associates and KelCor, Inc, as assignor of its right to purchase Chalet I and Chalet II to Chalet I Acquisition, L.L.C. and Chalet II Acquisition, L.L.C. respectively.

                  10.6 Assumption and Release Agreement dated September 27, 2001 by and among Garden Chalet I L.P., American Realty Trust, Inc., Chalet I Acquisition, L.L.C., Maxus Realty Trust, Inc. and Fannie Mae.

                  10.7 Assumption and Release Agreement for Chalet II dated September 27, 2001 by and among Chalet II Associates, National Operating, L.P., Chalet II Acquisition, L.L.C., Maxus Realty Trust, Inc. and Fannie Mae.

                  10.8 Multifamily Mortgage Assignment of Rents and Security Agreement dated September 11, 2001 by and between Garden Chalet I L.P. and Eichler and Fayne & Associates.

                  10.9 Multifamily Mortgage Assignment of Rents and Security Agreement dated September 11, 2001 by and between Chalet II Associates and Eichler and Fayne & Associates.

                  10.10 Amendment to Multifamily Mortgage, Assignment of Rents and Security Agreement dated September 27, 2001 by and between Chalet I Acquisition, L.L.C. and Fannie Mae.

                  10.11 Amendment to Multifamily Mortgage, Assignment of Rents and Security Agreement dated September 27, 2001 by and between Chalet II Acquisition, L.L.C. and Fannie Mae.

                  10.12 Management Agreement for Chalet I and II dated August 13, 2001 by and between Chalet I Acquisition, L.L.C., Chalet II Acquisition, L.L.C. and Maxus Properties, Inc.

                  10.13 Purchase Agreement dated July 10, 2001 by and between Waterton Rock, Limited and KelCor, Inc.

                  10.14 First Amendment to Purchase Agreement dated August 9, 2001 by and between Waterton Rock, Limited and KelCor, Inc.

                  10.15 Second Amendment to Purchase Agreement dated August 28, 2001 by and between Waterton Rock Limited and KelCor, Inc.

                  10.16    Assignment of Purchase Agreement  dated September 21,
                           2001  by  and  between  KelCor,  Inc.  and   Landings
                           Acquisition, L.L.C.

                  10.17 Assumption and Release Agreement dated September 28, 2001 by and between Waterton Rock, Limited, David R. Schwartz, Peter M. Vilim, Landings Acquisition, L.L.C., Maxus Realty Trust, Inc. and Fannie Mae.

                  10.18 Multifamily Mortgage, Assignment of Rents and Security Agreement dated August 15, 1997 by and between Waterton Rock, Limited and Berkshire Mortgage Finance Limited Partnership.

                  10.19 Management Agreement for Landings dated September 28, 2001 by and between Landings Acquisition, L.L.C. and Maxus Properties, Inc.

                                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Maxus Realty Trust, Inc.



Date: October 12, 2001              By:      /s/ Daniel W. Pishny, President
                                                 Daniel W. Pishny, President